Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

MassMutual Asset Finance LLC (“MMAF” or the “Company”)

J.P. Morgan Securities LLC (“J.P. Morgan”)

(together, the “Specified Parties”)

Re: MMAF Equipment Finance LLC 2016-A, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of equipment lease finance and loan receivables, which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Receivables” means leases of, and loans in connection with, transportation equipment, corporate aircraft, federal energy equipment, computers, machinery and equipment, furniture and fixtures, software, medical equipment, rail, marine, energy management, vending, meters, mining, material and handling equipment or other equipment, or certain interests in such leases and loans.

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

MMAF Equipment Finance LLC 2016-A, Asset-Backed Notes

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•	The phrase “Selected Receivables File” means an electronic data file provided to us by the J.P. Morgan, on behalf of the Company, on March 10, 2016, containing certain information related to 75 Receivables (the “Selected Receivables”) and their related attributes as of February 29, 2016 (the “Cut-off Date”). The Company is responsible for the Selected Receivables File. A listing of the Selected Receivables is attached hereto as Exhibit A.

•	The phrase “Receivable File Documents” means some or all of the following documents: Lease/Loan Agreement, Assignment Agreement, Specification Agreement, PFSC Transmittal, New Business Reports, Credit Approval Write-Up, Bill of Sale, SuperTrump Booking Run, or UCC Financing Statement. The Receivable File Documents, maintained and furnished to us by the Company, were represented to be either the original Receivable File Documents or a copy of the original Receivable File Document. The Company is responsible for the Receivable File Documents.

I.	The Selected Receivables

At the request of the Specified Parties, we performed the following procedures with respect to the Selected Receivables. For each of the Selected Receivables, we compared the attributes listed below to the corresponding information appearing on or derived from a copy of the applicable Receivable File Documents. The Specified Parties indicated that the absence of any of the Receivable File Documents noted below, or the inability to agree the indicated information from the Selected Receivables File to the Receivable File Documents or other information for each of the attributes identified constituted an exception. Receivable File Documents are listed in the order of priority until such attribute was compared.

1)	Payment Frequency

We compared the “Payment Frequency” field shown on the Selected Receivables File to the Payment Frequency in the Lease/Loan Agreement, and/or Assignment Agreement, and/or Specification Agreement taking into consideration whether the payments were made in advance or in arrears for the equipment with the same Contract ID.

2)	Lease Type

We compared the “Lease Type” field and the designation “FIN” (Finance Lease) or “CSA” (Loan) shown on the Selected Receivables File to the Lease/Loan Agreement and/or Assignment Agreement for the equipment with the same Contract ID.

3)	Book Date

We compared the “Book Date” field shown on the Selected Receivables File to the Book Date in the PFSC Transmittal or New Business Reports for the equipment with the same Contract ID.

4)	Maturity Date

We compared the “Maturity Date” field shown on the Selected Receivables File to the Maturity Date shown in the Lease/Loan Agreement, and/or Assignment Agreement, and/or Specification

MMAF Equipment Finance LLC 2016-A, Asset-Backed Notes

March 16, 2016

Agreement. If the Maturity Date was not evident within these agreements, we were instructed by the Specified Parties to recompute the Maturity Date based on the Commencement Date and the Original Term listed in these agreements.

5)	Original Term

We compared the “Original Term” field shown on the Selected Receivables File to the Original Term shown in the Lease/Loan Agreement, and/or Assignment Agreement, and/or Specification Agreement, taking into consideration the period between the Lease/Loan Commencement Date and the First Lease/Loan Payment Date listed in these agreements.

6)	Remaining Term

We compared the “Remaining Term” field shown on the Selected Receivables File to the recomputed Remaining Term based on the Cut-off Date and the Maturity Date shown in the Lease/Loan Agreement, and/or Assignment Agreement, and/or Specification Agreement.

7)	Lessee Name

We compared the “Lessee Name” field shown on the Selected Receivables File to the Lessee Name shown in the Lease/Loan Agreement and/or Assignment Agreement.

8)	Collateral Type

We compared the “Collateral Type” field shown on the Selected Receivables File to the Collateral Type shown in the Credit Approval Write-Up for the equipment with the same Contract ID. For governmental leases, we were instructed by the Specified Parties to utilize the Bill of Sale as evidence of the equipment type for the equipment with the same Contract ID.

9)	Industry

We compared the “Industry” field shown on the Selected Receivables File to the Industry in the Credit Approval Write-Up.

10)	Guaranteed RV

We compared the “Guaranteed RV” field shown on the Selected Receivables File to the Guaranteed Residual in the Lease/Loan Agreement, taking into consideration residual value insurance for the equipment with the same Contract ID as stated in the Lease/Loan Agreement.

11)	Unguaranteed RV

We compared the “Unguaranteed RV” field shown on the Selected Receivables File to the Unguaranteed Residual Value listed on the SuperTrump Booking Run for the equipment with the same Contract ID. We were informed by the Specified Parties that the Unguaranteed Residual Value cannot be compared to the Lease/Loan Agreement due to the fact that it was an estimate made by Company management.

MMAF Equipment Finance LLC 2016-A, Asset-Backed Notes

March 16, 2016

12)	Lessee State

We compared the “Lessee State” field shown on the Selected Receivables File to the Headquarters State shown in the Credit Approval Write-Up for the equipment with the same Contract ID.

13)	MMAF Original Equipment Cost

We compared the “Original Equipment Cost” field shown on the Selected Receivables File to the Original Equipment Cost in the Lease/Loan Agreement, and/or Assignment Agreement, and/or Specification Agreement for the equipment with the same Contract ID.

14)	Contract Cashflows

We compared the “Contract Cashflows” fields shown on the Selected Receivables File to the Underlying Lease/Loan Cashflows in the Lease/Loan Agreement, and/or Assignment Agreement, and/or Specification Agreement for the equipment with the same Contract ID.

15)	Credit Analysis Approval

We observed the presence of a credit analysis performed by the Company using a Credit Approval Write-Up document in the Receivable File Documents. We made no representation regarding the sufficiency of the credit analysis performed by the Company to assign credit ratings or make funding decisions.

16)	Security Interest

We observed the presence of an original or photocopy of a UCC Financing Statement made to perfect the Company’s security interest in the property under contract in the Receivable File Documents. We made no representation regarding the enforcement or standing of such filing.

The information regarding the Selected Receivables was found to be in agreement with the respective information contained in the Receivable File Documents. There were no conclusions that resulted from these procedures.

We were not engaged to, and did not, conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the Selected Receivables File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Selected Receivables File or provided by the Company, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons described herein, (ii) the reliability or accuracy of the Receivable File Documents, the Selected Receivables File or other documents furnished to us by the Company, or instructions provided by the Company, which were used in our procedures, or (iii) matters of legal interpretation.

MMAF Equipment Finance LLC 2016-A, Asset-Backed Notes

March 16, 2016

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer or the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of MassMutual Asset Finance LLC and J.P. Morgan Securities LLC, and is not intended to be and should not be used by any other person or entity, including investors and NRSRO’s who are not identified in this report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

March 16, 2016

THE FOLLOWING PAGE CONSTITUTES EXHIBIT A.

Exhibit A

The Selected Receivables*

Selected Receivable #	Selected Receivable ID	Selected Receivable #	Selected Receivable ID
1	Customer 1	39	Customer 39
2	Customer 2	40	Customer 40
3	Customer 3	41	Customer 41
4	Customer 4	42	Customer 42
5	Customer 5	43	Customer 43
6	Customer 6	44	Customer 44
7	Customer 7	45	Customer 45
8	Customer 8	46	Customer 46
9	Customer 9	47	Customer 47
10	Customer 10	48	Customer 48
11	Customer 11	49	Customer 49
12	Customer 12	50	Customer 50
13	Customer 13	51	Customer 51
14	Customer 14	52	Customer 52
15	Customer 15	53	Customer 53
16	Customer 16	54	Customer 54
17	Customer 17	55	Customer 55
18	Customer 18	56	Customer 56
19	Customer 19	57	Customer 57
20	Customer 20	58	Customer 58
21	Customer 21	59	Customer 59
22	Customer 22	60	Customer 60
23	Customer 23	61	Customer 61
24	Customer 24	62	Customer 62
25	Customer 25	63	Customer 63
26	Customer 26	64	Customer 64
27	Customer 27	65	Customer 65
28	Customer 28	66	Customer 66
29	Customer 29	67	Customer 67
30	Customer 30	68	Customer 68
31	Customer 31	69	Customer 69
32	Customer 32	70	Customer 70
33	Customer 33	71	Customer 71
34	Customer 34	72	Customer 72
35	Customer 35	73	Customer 73
36	Customer 36	74	Customer 74
37	Customer 37	75	Customer 75
38	Customer 38

(*)	The Company has assigned a unique Receivable Number to each Receivable in the Selected Receivables File. The Selected Receivable IDs referred to in this Exhibit are not the actual Receivable Numbers.